UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

October 25, 2011

Merchants Bancshares, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	0-11595	03-0287342
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

275 Kennedy Drive		05403
So. Burlington, Vermont		(Zip Code)
(Address Of Principal Executive Offices)

(802) 658-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

The following information is furnished under Item 2.02 – “Results of Operations and Financial Condition” and such information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On October 25, 2011, Merchants Bancshares, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2011. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c).

The following exhibit is included with this Report:

Exhibit No.

Description

99.1

Press Release dated October 25, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date:	October 26, 2011	/s/ Janet P. Spitler
Janet P. Spitler
Treasurer & CFO

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Exhibit 99.1